Exhibit 10.48

                          SECURITIES PURCHASE AGREEMENT


            THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is made as of the 11th day of January, 2006 by and among Olympic Cascade Financial Corporation, a Delaware corporation (the "Company"), and the Investors set forth on the signature pages affixed hereto (each an "Investor" and collectively the "Investors").

                                    Recitals

            A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended; and

            B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) an aggregate of 10,000 shares of Series B Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), such Preferred Stock to have the relative rights, preferences and designations set forth in the Certificate of Designations set forth in Exhibit A hereto (the "Certificate of Designations"), at a purchase price of $100.00 per share, (ii) 11% convertible promissory notes in the principal amount of $1,000,000 (the "Notes"), in the form attached as Exhibit B hereto and (iii) warrants to purchase an aggregate of 300,000 shares of common stock, par value $0.02 per share, of the Company (together with any securities into which the common stock may be reclassified, the "Common Stock") at an exercise price of $1.00 per share (subject to adjustment) in the form attached hereto as Exhibit C (the "Warrants"); and

            C. Contemporaneous with the sale of the Preferred Stock, the Notes and Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit D (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

            In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

            "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.
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            "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

            "Company's Knowledge" means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.

            "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Conversion Shares" means the shares of Common Stock issuable upon conversion of (i) the Preferred Stock and (ii) the Notes.

            "Effective Date" means the date on which the initial Registration Statement is declared effective by the SEC.

            "Effectiveness Deadline" means the date on which the initial Registration Statement is required to be declared effective by the SEC under the terms of the Registration Rights Agreement.

            "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

            "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), or business of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

            "Notes" means the 11% Convertible Promissory Notes being purchased by the Investors hereunder.

            "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            "Purchase Price" means Two Million Dollars ($2,000,000.00).

            "SEC Filings" has the meaning set forth in Section 4.6.


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            "Registration Statement" has the meaning set forth in the
Registration Rights Agreement.

            "Regulatory Violation" shall mean, with respect to St. Cloud, (i) a diversion of the proceeds of the issuance by Company of the St. Cloud Note from the use reported thereof on the SBA form No. 1031 delivered at the Closing, if such diversion was effected without obtaining the prior written consent of St. Cloud (which may be withheld in its sole discretion) or (ii) a change in the principal business activity of Company and its Subsidiaries to an ineligible business activity (within the meaning of the SBIC Regulations) if such change occurs within one year after the date of the initial transactions hereunder.

            "SBIC" shall mean a small business investment company licensed under the SBIC Act.

            "SBIC Act" shall mean the Small Business Investment Act of 1958, as amended.

            "SBIC Regulations" shall mean the Small Business Investment Company Act of 1958, as amended, and the regulations issued by the SBA thereunder, codified at Title 13 of the Code of Federal Regulations ("13 C.F.R."), 107 and 121, as amended.

            "Securities" means the Shares, the Notes, the Warrants, the Conversion Shares and the Warrant Shares.

            "Series B Preferred Stock" means the Company's Series B Convertible Preferred Stock, par value $0.01 per share.

            "Shares" means the shares of Series B Preferred Stock being purchased by the Investors hereunder.

            "St. Cloud" means St Cloud Capital Partners, L.P.

            "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

            "Transaction Documents" means this Agreement, the Certificate of Designations, the Notes, the Warrants and the Registration Rights Agreement.

            "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.

            "1933 Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

            "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.


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      2. Purchase and Sale of the Shares, Notes and Warrants. Subject to the
terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares, the Notes and Warrants in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below.

      3. Closing. Upon confirmation that the other conditions to closing specified herein have been satisfied or duly waived by the Investors, the Company shall file the Certificate of Designations with the Secretary of State of Delaware. Upon confirmation that the Certificate of Designations has been filed and has become effective, the Company shall deliver to Latham & Watkins LLP, in trust, a certificate or certificates, registered in such name or names as the Investors may designate, representing the Shares and Warrants, along with original instrument or instruments, registered in such name or names as the Investors may designate, representing the Notes, with instructions that such certificates and instruments are to be held for release to the Investors only upon payment in full of the Purchase Price to the Company by all the Investors. Upon such receipt by Latham & Watkins LLP of the certificates and instruments, each Investor shall promptly, but no more than one Business Day thereafter, cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor's pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement. On the date (the "Closing Date") the Company receives the Purchase Price, the certificates evidencing the Shares and Warrants and instruments evidencing the Notes shall be released to the Investors (the "Closing"). The Closing of the purchase and sale of the Shares, Notes and Warrants shall take place at the offices of Littman Krooks LLP, 655 Third Avenue, 20th Floor, New York, New York 10017 (or remotely via the exchange of documents and signatures), or at such other location and on such other date as the Company and the Investors shall mutually agree.

      4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

            4. 1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect. The Company's Subsidiaries are listed on Schedule 4.1 hereto.


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            4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

            4.3 Capitalization. Schedule 4.3 sets forth the authorized capital stock of the Company on the date hereof. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, fully paid, and nonassessable. Except as described on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is obligated to issue any equity securities of any kind. Except as described on Schedule 4.3, except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them.

            4.4 Valid Issuance. The Shares, the Conversion Shares and the Warrant Shares have been duly and validly authorized. Upon the due conversion of the Shares and Notes, the Conversion Shares will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. Upon the due exercise of the Warrants and payment of the exercise price thereunder, the Warrant Shares will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

            4.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

            4.6 Delivery of SEC Filings. The Company has made available to the Investors through the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2005 (the "2005 10-K"), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 2005 10-K, if any and prior to the date hereof (collectively, the "SEC Filings").

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            4.7 Use of Proceeds. The net proceeds of the sale of the Shares,
Notes and the Warrants hereunder shall be used by the Company for (i) retirement of certain outstanding indebtedness and (ii) working capital and general corporate purposes.

            4.8 No Material Adverse Change. Since September 30, 2005, except as identified and described in the SEC Filings, there has not been any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the 2005 10-K, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

            4.9 SEC Filings. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            4.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

            4.11 Tax Matters. The Company and each Subsidiary has prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described on Schedule 4.11, there are no outstanding tax payment or tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

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            4.12 Title to Properties. Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

            4.13 Certificates, Authorities and Permits. Except as disclosed in the SEC Filings, the Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

            4.14  Labor Matters.

            (a) The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees' health, safety, welfare, wages and hours.

            (b) The Company is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization.

            4.15 Intellectual Property. All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and, to the Company's Knowledge, is valid and enforceable. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened.

            4.16 Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

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            4.17 Litigation. Except as described in the SEC Filings or on
Schedule 4.17, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

            4.18 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

            4.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

            4.20 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

            4.21 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

            4.22 Private Placement. Subject to the accuracy of the Investors' representations in Section 5 of this Agreement, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

            4.23  Small Business Matters.

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            (a) The Company acknowledges that St. Cloud is a federally licensed
SBIC under the SBIC Act. Company, together with its "affiliates" (as that term is defined in 13 C.F.R. Section 121.103), is a "small business concern" within the meaning of the SBIC Regulations, including 13 C.F.R. Section 121.103. After giving effect to the transactions contemplated by the Transaction Documents, Company will have 500 or fewer full-time equivalent employees. The information regarding Company and its affiliates set forth in the SBA forms Nos. 480, 652 and 1031 delivered at the Closing is accurate and complete. Copies of such forms have been completed and executed by Company and delivered to St. Cloud at the Closing together with a written statement of Company regarding its planned use of the proceeds from the transactions contemplated by the Transaction Documents. The Company does not presently engage in, and it shall not hereafter engage in, any activities, nor shall it use directly or indirectly the proceeds of the transactions contemplated by the Transaction Documents for any purpose, for which an SBIC is prohibited from providing funds by the SBIC Regulations (including 13 C.F.R. Section 107.720).

                 (b) The primary business activity of Company does not involve, directly or indirectly, providing funds to others, purchasing or discounting debt obligations, factoring or long-term leasing of equipment with no provision for maintenance or repair, and Company is not classified under Section 53 (Real Estate) of the North American Industry Classification System manual. The assets of the business of Company (the "Business") will not be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the Business's financing sources, on a basis associated with the continuing sale of assets.

            4.24 Sarbanes Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

            4.25 Disclosure. The Transaction Documents, including the Schedules to this Agreement, as the same relate to the Company, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; it being understood that the Company has not provided the Investors, and the Investors are not relying on, any information constituting a forecast or projection.

      5. Representations, Warranties and Covenants of the Investors. Each of the Investors hereby severally, and not jointly, represents, warrants and covenants to the Company that:

            5.1 Organization and Existence. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement. Such Investor was not formed solely for the purpose of investing in the Securities.

            5.2 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

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            5.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Neither such Investor nor any Affiliate of such Investor is a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

            5.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

            5.5 Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Investor acknowledges receipt of and has reviewed copies of the SEC Filings.

            5.6 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

            5.7 Legends. It is understood that, except as provided below, certificates and instruments evidencing the Securities may bear the following or any similar legend:

                  (a) "The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws."

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                  (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

            5.8   Accredited   Investor.   Such   Investor  is  an  accredited
investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

            5.9 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

            5.10 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

            5.11 Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor's investments or trading or information concerning such Investor's investments, including in respect of the Securities, or (z) is subject to such Investor's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has, directly or indirectly, effected or agreed to effect (i) any purchase or long sale of the Company's securities or (ii) any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each of such transactions specified in this clause (ii), a "Prohibited Transaction"). Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the Effective Date or (iii) the Effectiveness Deadline, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.11 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this
Section 5.11.

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            5.12 Voting Matters; Stock Option Pool, Etc. Such Investor has been apprised of the Company's intention to submit for approval to its shareholders in the Company's next proxy statement proposals providing for (i) an additional stock option pool for up to 10% of the Company's fully diluted outstanding shares in such form established and approved by the Company's Board of Directors and (ii) a reduction to the conversion price of the Company's Series A Preferred Stock from $1.50 to $1.25 per share to be set forth in an amendment to the Company's Certificate of Incorporation. Subject to its existing fiduciary obligations under applicable laws, each Investor agrees to vote in favor of the foregoing proposals and shall take such further action, including the execution of a voting agreement, as may hereinafter be requested by the Company in this regard. In addition, such Investor has been apprised of the Company's intention that the Board of Directors adopt a cash bonus plan for its senior management and subject to existing fiduciary duties under applicable laws, shall cause its designee to the Board to vote in favor of the adoption of such plan subject to such director's fiduciary obligations.

      6. Conditions to Closing.

            6.1 Conditions to the Investors' Obligations. The obligation of each Investor to purchase the Shares, Notes and the Warrants at the Closing is subject to the fulfillment to such Investor's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

                  (a) The representations and warranties made by the Company in
Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                  (b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

                  (c) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

                  (d) The Company shall have paid one designee of the Investors a closing fee equal to $20,000.

                  (e) The Company shall have executed and delivered the Registration Rights Agreement.

                  (f) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b) and (c) of this Section 6.1.

                  (g) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents, and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

                  (h) The Investors shall have received an opinion of counsel to the Company substantially in the form attached hereto as Exhibit E.

            6.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Shares, Notes and the Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the
Company:

                  (a) The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 (the "Investment
Representations"), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

                  (b) The Investors shall have executed and delivered the Registration Rights Agreement.

                  (c) The Investors shall have delivered or caused to be delivered the Purchase Price to the Company.

      7. Covenants and Agreements of the Company.

            7.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Notes and the Shares and the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the issuance of the Conversion Shares and the Warrant Shares pursuant to the Transaction Documents in accordance with their respective terms.

            7.2 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company's obligations to the Investors under the Transaction Documents.

            7.3 Insurance. The Company shall not materially reduce the insurance coverages described in Section 4.19.

            7.4 Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

            7.5 Board Composition. At or promptly following the Closing, one nominee of SCC (as hereinafter defined) reasonably acceptable to the Company shall be elected by the Board of Directors of the Company to fill an existing vacancy on the Board of Directors and the Company shall undertake to include such nominee in its proxy statement for the Company's 2006 Annual Meeting to continue to serve on the Company's Board of Directors.

            7.6 Board Observer Rights. So long as St. Cloud Capital Partners, L.P. ("SCC") or any of its Affiliates are the beneficial owners (as defined under Rule 13d-3 promulgated under the 1934 Act) of at least 10% of the Common Stock (as determined pursuant to such Rule 13d-3), the Company shall give SCC written notice of each meeting of the Company's Board of Directors and each committee thereof at least at the same time and in the same manner as notice is given to the directors, and the Company shall permit a representative of SCC to attend as an observer all meetings of the Company's Board of Directors and all committees thereof; provided that in the case of telephonic meetings conducted in accordance with the Company's bylaws and applicable law, the SCC representative shall be given the opportunity to listen to such telephonic meetings; and provided, further, that the Company shall have the right to exclude the SCC representative from any portion of a meeting if, in the good faith judgment of the Company's counsel, the inclusion of the SCC representative therein would result in the waiver of any applicable privilege. The SCC representative shall be entitled to receive all written materials and other information (including without limitation copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors; provided, however, that the Company shall have the right to provide information to the SCC representative if, in the good faith judgment of the Company's counsel, the provision of such information to the SCC representative would result in the waiver of any applicable privilege. If the Company proposes to take any action by written consent in lieu of a meeting of its Board of Directors or of any committee thereof, the Company shall give written notice thereof to the SCC representative and each of the Company's directors prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. The Company shall pay the reasonable out-of-pocket expenses of the SCC representative incurred in connection with attending such board and committee meetings.

            7.7 Certain Negative Covenants. From and after the date of this Agreement and for so long as any Notes remain outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the outstanding principal face amount of the Notes, which consent shall not be unreasonably withheld or delayed, take any of the following actions:

      (a) Incur additional indebtedness, provided however that the Company may incur additional indebtedness so long as the total indebtedness of the Company after taking into account such additional indebtedness does not exceed the sum of (i) the total existing indebtedness of the Company as of the date hereof (inclusive of the indebtedness represented by the Notes) and (ii) $500,000. In addition, the foregoing restriction shall not preclude (i) additional debt that is expressly subordinated to the Note, as evidenced by a subordination agreement reasonably acceptable to the holder of the Notes and (ii) indebtedness under purchase money security interests incurred in the ordinary course of business;

      (b) Pay or authorize any dividend or make or authorize any distribution or payment upon any of its common stock equity securities;

      (c) Make loans, advances to, guarantees for the benefit of, or investments in, any Person except investments made in the ordinary course of business in (A) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (B) certificates of deposit of commercial banks insured by the Federal Deposit Insurance Corporation, or (C) commercial paper with a rating of at least Prime-l according to Moody's Investors Service, Inc., in each case having a maturity not in excess of one (1) year;

      (d) Enter into the active management or operation of any business other than the business currently conducted by Company and a similar business;

      (e) Enter into any transaction with any shareholder, officer, or employee of Company other than in the ordinary course of business which shall in the aggregate exceed twenty-five thousand dollars ($25,000) outstanding at any one time, except that Company may enter into "at-will" employment arrangements;

      (f) Enter into employment agreements not terminable at will with new or existing employees (other than employment agreements with senior management that are approved by the Board); or renew any existing employment agreements with non-senior management (except those which are terminable at will) or establish or modify equity options (unless approved by the Board), retirement allowances, pensions and remuneration of Directors (unless approved by the Board), consultants or strategic partners of Company;

      (g) Allow any officer of Company to use any assets of Company in such a manner as would violate such person's fiduciary duties to Company or its shareholders;

      (h) Enter or consummate any off-balance sheet transactions other than operating leases;

      (i) Change the tax or accounting policies of Company, other than to comply with Generally Accepted Accounting Principles ("GAAP") or existing rules of the Internal Revenue Code;

      (j) Settle claims, litigation or disputes (including tax claims or audits) involving an amount in excess of one-hundred thousand dollars ($100,000), unless approved by the Board, other than any claims to the extent covered by Company's errors and omissions, worker's compensation or general liability insurance;

      (k) File any petition for bankruptcy or similar action relating to Company or voluntarily dissolve or terminate Company.

            7.8 Key Man Life Insurance. The Company shall undertake to obtain a $2 million key-man life insurance policy on Mark Goldwasser, President and Chief Executive Officer of the Company, naming the Company as beneficiary, on commercially reasonable rates. The foregoing covenant shall remain in place until such date as the Notes are paid in full.

            7.9 Termination of Covenants. The provisions of Sections 7.2 through
7.6 shall terminate and be of no further force and effect on the later of the date (i) on which the Company's obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate and (ii) of full repayment of obligations under the Notes.

      8. Survival and Indemnification.

            8.1 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement; provided, however, that the representations and warranties contained in this Agreement shall expire twelve
(12) months after the Closing.

            8.2 Indemnification. Subject to the provisions of Section 8.1, the Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

            8.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

      9. SBIC Regulatory Provisions.

            (a) Use of Proceeds-Statements and Access. At such times as St. Cloud reasonably requests, Company shall deliver to St. Cloud a written statement certified by Company's chief financial officer describing in reasonable detail the use of the proceeds from the transactions contemplated by the Loan Documents by Company. In addition to any other rights granted hereunder, Company shall grant St. Cloud and the SBA access to Company's books and records for the purpose of verifying the use of such proceeds and verifying the certifications made by Company in SBA forms Nos. 480, 652 and 1031, delivered pursuant to Section 3.1.6 and for the purpose of determining whether the principal business activity of Company and its Subsidiaries continues to constitute an eligible business activity (within the meaning of the SBIC Regulations).

            (b) Use of Proceeds - Foreign Operations. The Company shall not, and shall not permit its Subsidiaries to, use any proceeds from the transactions contemplated by the Loan Documents substantially for a foreign operation, and no more than forty-nine percent (49%) of the employees or tangible assets of Company and its Subsidiaries will be outside the United States (unless Company can show to the SBA's satisfaction, that proceeds from the transactions contemplated by the Transaction Documents will be used for a specific domestic purpose).

            (c) Use of Proceeds - Public Interest. The Company shall not, and shall not permit its Subsidiaries to, use any proceeds from the transactions contemplated by the Loan Documents for any purpose contrary to public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free enterprise, in each case, within the meaning of 13 C.F.R.
Section 107.720

            (d) Regulatory Violation. Upon the occurrence of a Regulatory Violation or in the event that St. Cloud determines in its good faith judgment that a Regulatory Violation has occurred, in addition to any other rights and remedies to which it may be entitled as a holder of the Securities under any of the Transaction Documents, St. Cloud shall have the right to the extent required under the SBIC Regulations to demand the immediate repayment of the principal balance of the Note, plus all accrued interest on the applicable Note, by delivering written notice of such demand to the Company. The Company shall make such payment by a cashier's or certified check or by wire transfer of immediately available funds to St. Cloud within thirty (30) days after the Company's receipt of the demand notice.

            (e) Regulatory Violation Cooperation. In the event that an Investor believes that it has a Regulatory Problem, such Investor shall have the right to transfer its Securities without regard to any restrictions on transfer set forth in this Agreement or any of the Transaction other than the restrictions under applicable securities law, and the Company shall take all such actions as are reasonably requested by such Investor in order to effectuate and facilitate any transfer by such Investor of the Securities then held by such Investor to any Person designated by such Investor.

            (f) Economic Impact Information. Promptly after the end of each calendar year (but in any event prior to February 28 of each year), the Company shall deliver to St. Cloud a written assessment of the economic impact of St. Cloud's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the businesses of the Company and its Subsidiaries and on taxes paid by Company and its employees.

            (g) Business Activity. For a period of one (1) year following the date hereof, neither the Company nor any of its Subsidiaries will change its business activity if such change would render the Company ineligible to receive financial assistance from St. Cloud (within the meanings of 13 C.F.R. Sections
107.720 and 107.760(b)).

            (h) Compliance with Non-Discrimination Requirements. The Company shall comply at all times with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.


      10. Miscellaneous.

            10.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            10.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

            10.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            10.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                  If to the Company:

                        Olympic Cascade Financial Corporation
                        120 Broadway, 27th Floor
                        New York, NY 10271
                        Attention: Mark Goldwasser, CEO
                        Fax:  (212) 417-8010

                  With a copy to:

                        Littman Krooks LLP
                        655 Third Avenue, 20th Floor
                        New York, NY  10017
                        Attention:  Mitchell C. Littman, Esq.
                        Fax:  (212) 490-2990

                  If to the Investors:

to the addresses set forth on the signature pages hereto.

            10.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the reasonable fees and expenses of Latham & Watkins LLP not to exceed $10,000. Such expenses shall be paid not later than the Closing. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings. In addition and notwithstanding anything contained herein to the contrary, the Company agrees to pay the following: (a) all reasonable fees and expenses of St. Cloud incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of each of the Transaction Documents and (b) the reasonable fees and expenses incurred by St. Cloud in connection with its preparation, filing and updating of all required SEC filings related to this transaction; provided that counsel to the Company prepares the Schedule 13(d) and related amendments required to be filed.

            10.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

            10.7 Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. In addition, the Company will make such other filings and notices in the manner and time required by the SEC.

            10.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

            10.9 Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof, other than any written confidentiality agreement between the Company and an Investor, which shall continue in full force and effect.

            10.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

            10.11 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

            10.12 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

            10.13 Confidentiality. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Shares purchased hereunder. The provisions of this Section 10.13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                        OLYMPIC CASCADE FINANCIAL CORPORATION



                                    By: /s/ Mark Goldwasser
                                    Mark Goldwasser
                                    President and Chief Executive Officer

The Investors:

ST. CLOUD CAPITAL PARTNERS, L.P.


By:  SCGP, LLC
Its: General Partner



     By: /s/ Marshall S. Geller
         --------------------------
     Name: Marshall S. Geller
     Its:  Senior Managing Member

Series B Preferred Stock:

Aggregate Purchase Price:  $850,000
Number of Shares:  8,500

Warrants:

No. of Warrants: 255,000


Convertible Promissory Notes:

Principal Amount:  $850,000


Address for Notice:
                                    10866 Wilshire Blvd.
                                    Suite 1450
                                    Los Angeles, CA  90024

                                    with a copy to:

                                    Latham & Watkins LLP
                                    633 West 5th Street
                                    Suite 4000
                                    Los Angeles, CA 90071
                                    Attn:  W. Alex Voxman, Esq.
                                    Telephone:  213.485.1234
                                    Facsimile:  213.891.8763

Fred B. Tarter and Lois Tarter JTWROS:


/s/ Fred B. Tarter
------------------
Fred B. Tarter


/s/ Lois Tarter
---------------
Lois Tarter

Series B Preferred Stock:

Aggregate Purchase Price:  $50,000
Number of Shares:  500

Warrants:

No. of Warrants: 15,000


Convertible Promissory Notes:

Principal Amount:  $50,000



Address for Notice:

210 E. 39th Street
New York, NY 10016
Fax:  212.679.3816
Phone: 212.679.3800


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

GKW Unified Holdings, LLC


By:  /s/ Gerry R. Ginsberg
     --------------------------
     Gerry R. Ginsberg
     General Counsel and
     Authorized Signatory


Series B Preferred Stock:

Aggregate Purchase Price:  $100,000
Number of Shares:  1,000

Warrants:

No. of Warrants: 30,000


Convertible Promissory Notes:

Principal Amount:  $100,000


Address for Notice:

1999 Avenue of the Stars #3900
Los Angeles, CA 90067

9355 Wilshire Boulevard, 4th Floor, Beverly Hills, CA 90210 (effective February 1, 2006)

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